INTEREST AND OTHER FINANCE COSTS	12 Months Ended
Dec. 31, 2019
INTEREST AND OTHER FINANCE COSTS
INTEREST AND OTHER FINANCE COSTS

4 Interest and other finance costs

4.1 Interest income/(expense)

	2019	2018	2017
	$ million	$ million	$ million
Interest income	10	8	6
Interest expense:
Bank borrowings	(7)	(11)	(11)
Private placement notes	(41)	(38)	(38)
Lease liabilities	(6)	–	–
Other	(11)	(10)	(8)
	(65)	(59)	(57)
Net interest expense	(55)	(51)	(51)

4.2 Other finance costs

		2019	2018	2017
	Notes	$ million	$ million	$ million
Retirement benefit net interest expense	18	(2)	(3)	(5)
Unwinding of discount		(8)	(9)	(5)
Other		(8)	(8)	–
Other finance costs		(18)	(20)	(10)

Foreign exchange gains or losses arose primarily on the translation of intercompany and third party borrowings and amounted to a net $1m gain in 2019 (2018: net $11m gain, 2017: net $25m loss). These amounts were matched by the fair value gains or losses on currency swaps held to manage this currency risk.